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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): OCTOBER 19, 1995



                                FRETTER, INC.
            (Exact name of registrant as specified in its charter)



        Michigan                0-14611                 38-1557359
(State of Incorporation)        (Commission             (I.R.S. Employer
                                File Number)            Identification No.)




                              12501 Grand River
                           Brighton, Michigan 48116
                               (810) 220-5000


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                                                       NO EXHIBIT INDEX INCLUDED



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On October 19, 1995, Fretter, Inc. completed a sale for approximately $34.7 million of the inventory it had located at its subsidiary Silo stores to a third party liquidator and, accordingly, substantially all of the business operations of Dixons US Holdings and its subsidiaries, primarily Silo Holdings and Silo, Inc., have ceased.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                FRETTER, INC.



                                            By: /s/ JOHN B. HURLEY
                                                ------------------------------
                                                Name:  JOHN B. HURLEY
                                                Title: PRESIDENT



Date: November 2, 1995



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